STATEMENTS OF CASH FLOWS - USD ($)	9 Months Ended		12 Months Ended
	Sep. 30, 2022	Sep. 30, 2021	Dec. 31, 2021	Dec. 31, 2020
OPERATING ACTIVITIES:
Net loss	$ (293,785)	$ (276,716)	$ 338,904	$ 477,678
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Amortization of intangible asset			0	60
Allowance for doubtful accounts	0	10,000	10,000	0
Gain on forgiveness of accounts payable			0	(15,042)
Warrants issued for services			0	440,694
Common stock issued for services	103,114	206,228	309,342	83,980
Change in assets and liabilities
(Increase) decrease in accounts receivable	(116,041)	(14,978)	(21,387)	6,533
(Increase) decrease in inventory	(53,676)	12,277	13,739	(105,528)
Increase (decrease) in accounts payable and accrued expenses	(8,103)	(27,605)	(18,051)	(1,956)
Total adjustments	(74,706)	185,922	266,165	408,741
Net cash provided by (used in) operating activities	(368,491)	(90,794)	(72,739)	(68,937)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of website domains			0	(3,295)
Net cash used in investing activities	0	0	0	(3,295)
CASH FLOWS FROM FINANCING ACTIVITIES:
Payments on notes and loans payable			0	(80,500)
Payments on notes payable, related party	0	(104,567)	(104,567)	(140,000)
Dividends paid to preferred stock holders	(75,375)	(74,319)	(99,443)	49,607
Proceeds from preferred stock	0	960,000	960,000	365,000
Net cash provided by (used in) financing activities	(75,375)	781,114	755,990	94,893
NET INCREASE (DECREASE) IN CASH	(443,866)	690,320	683,251	22,661
CASH - BEGINNING OF PERIOD	752,402	69,151	69,151	46,490
CASH - END OF PERIOD	308,536	759,471	752,402	69,151
SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid for interest	0	2,785	2,785	12,156
Cash paid for income taxes	0	0	0	0
NONCASH FINANCING ACTIVITIES:
Conversion of notes payable and accrued interest to common stock	0	7,590	7,590	3,392
Conversion of Series B preferred stock to Common stock	0	100,000	1,334	0
Issuance of common stock for prepaid marketing expense	$ 0	$ 412,455	$ 412,455	$ 83,980